DEED OF AMENDMENT
Dated: 29 December 2023
Between:
(1)    Citibank Europe plc (the “Bank”);
(2)    AXIS Specialty Limited (“ASL”);
(3)    AXIS Re SE (formerly, AXIS Re Limited) (“AXIS Re”);
(4)    AXIS Specialty Europe SE (formerly, AXIS Specialty Europe Limited) (“ASE”);
(5)    AXIS Insurance Company;
(6)    AXIS Surplus Insurance Company; and
(7)    AXIS Reinsurance Company,
(each a “Party” and together the “Parties”, and Parties (2), (3), (4), (5), (6) and (7) each a “Company” and together the “Companies”).
Re: Committed Letter of Credit Facility letter dated 18 December 2015 and entered into among the Bank and the Companies, as amended by amendment agreements dated 24 December 2019 and 1 April 2021 (the “Committed Facility Number 1 Letter”)
1.Background

1.1.The Parties have entered into the Committed Facility Number 1 Letter in connection with the Insurance Letters of Credit – Master Agreement (Form 3/CEP) dated 14 May 2010 as amended by amendment letters dated 27 January 2012 and 27 March 2017 (the “Master Agreement”).

1.2.The Parties hereby agree to certain further amendments to the Committed Facility Number 1 Letter as detailed in this Deed on and from the Effective Date (as defined below).

1.3.The terms and expressions defined in the Committed Facility Number 1 Letter shall have the same meanings when used in this Deed unless otherwise indicated.

2.Effective Date
The amendments set out in this Deed shall take effect on and from 31 December 2023 (“Effective Date”).
3.Amendments

With effect on and from the Effective Date, the Committed Facility Number 1 Letter shall be amended as follows:

(a)clause 5.2(b) shall be deleted and replaced with the following new clause 5.2(b):
“(b)    the tenor of the Credit issued under either Tranche I or under Tranche II extends beyond 31 March 2025 or the tenor of a Credit issued under Tranche III extends beyond 31 March 2026;”;
(b)clause 5.3 shall be deleted and replaced with the following new clause 5.3:
“Subject to Section 5.4 and Section 5.5, Tranche I shall be fully utilised prior to a Company being able to utilise Tranche II so that all utilisations of a Credit with a maturity date of, on or prior to 31 March 2025 shall first be automatically allocated against Tranche I. Once the Tranche Sub-Limit for Tranche I is fully utilised, all utilisations of a Credit with a maturity date of, on or prior to 31 March 2025 shall be automatically allocated against Tranche II. All utilisations of a Credit with a maturity date between 1 April 2025 and 31 March 2026 shall be automatically allocated against Tranche III.”; and
(c)clause 5.4 shall be deleted and replaced with the following new clause 5.4:

“A Credit with a maturity date of on or prior to 31 March 2025 (and no later) may only be issued under Tranches I and II and a Credit denominated in Australian dollars or New Zealand dollars may only be issued under Tranche III.”.

4.Costs and expenses

Each Party to this Deed shall bear its own costs and expenses in relation to the amendments agreed pursuant to the terms of this Deed.

5.Affirmation and acceptance

5.1.With effect from the Effective Date, the terms and conditions of the Committed Facility Number 1 Letter shall be read and construed by reference to this Deed and all references to the Committed Facility Number 1 Letter shall be deemed to incorporate the relevant amendments contained within this Deed and all references in the Committed Facility Number 1 Letter to “this Letter” and like references shall with effect from the Effective Date be references to the Committed Facility Number 1 Letter as amended by this Deed.

5.2.In the event of any conflict between the terms of this Deed and this Committed Facility Number 1 Letter, the terms of this Deed shall prevail.

5.3.For the avoidance of doubt, except as amended by the terms of this Deed, all of the terms and conditions of the Committed Facility Number 1 Letter shall continue to apply and remain in full force and effect.

5.4.The Companies shall, at the request of the Bank, do all such acts necessary or desirable to give effect to the amendments effected or to be effected pursuant to the terms of this Deed.

6.Continuation of the Facility Documents

The Parties agree that, on and after the Effective Date:

(a)each Facility Document (as defined in the Committed Facility Number 1 Letter as amended by this Deed) to which it is a party shall continue in full force and effect; and

(b)each Pledge Agreement (as defined in the Committed Facility Number 1 Letter as amended by this Deed) to which it is a party shall continue to secure all liabilities which are expressed to be secured by it, and any security pledged thereunder shall extend to the Committed Facility Number 1 Letter, as amended pursuant to this Deed.

7.Facility Document

The Parties designate this Deed as a Facility Document.

8.Counterparts and effect as a deed

This Deed may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same agreement. This amendment shall take effect as a Deed notwithstanding it is signed under hand by the Bank.

9.Third party rights

No person shall have any right to enforce any provision of this Deed under the Contracts (Rights of Third Parties) Act 1999.

10.Governing law

This Deed (and any non-contractual obligation, dispute, controversy, proceedings or claim of whatever nature arising out of it or in any way relating to this Deed or its formation) shall be governed by and construed in accordance with English law. The Parties irrevocably submit the jurisdiction of the English Courts in respect of any dispute which may arise from or in connection with this Deed.
This Deed has been executed and delivered by the Companies as a deed and it has been signed by the Bank under hand, and shall take effect on and from the date specified above.
[Signatures follow]

Signatories to the Deed of Amendment

Executed and delivered as a deed by
AXIS Specialty Limited                    Signed: /s/ Peter Vogt
Acting by a director
                                Name: Peter Vogt
                                Title:    Director

In the presence of
Signature of Witness: /s/ Nancy Vogt

Name of Witness: Nancy Vogt

Address: [Address]

Executed and delivered as a deed by                 Signed: /s/ Helen O’Sullivan
AXIS Re SE (formerly AXIS Re Limited)
Acting by a director                        Name: Helen O’Sullivan
                                                                                Title: Director

In the presence of
Signature of Witness: /s/ Mark Hays Littlejohn

Name of Witness: Mark Hays Littlejohn

Address: [Address]

Executed and delivered as a deed by                 Signed: /s/ Helen O’Sullivan
AXIS Specialty Europe SE
(formerly, AXIS Specialty Europe Limited)             Name:    Helen O’Sullivan
Acting by a director                                                                        Title: Director

In the presence of
Signature of Witness: /s/ Mark Hays Littlejohn

Name of Witness: Mark Hays Littlejohn

Address: [Address]

Executed and delivered as a deed by                 Signed: /s/ Andrew Weissert
AXIS Insurance Company
Acting by a director
Name:    Andrew Weissert

Title:    Director

In the presence of
Signature of Witness: /s/ Frances Mathis

Name of Witness: Frances R. Mathis

Address: [Address]

Executed and delivered as a deed by                 Signed: /s/ Andrew Weissert
AXIS Surplus Insurance Company
Acting by a director    Name: Andrew Weissert

Title:    Director

In the presence of
Signature of Witness: /s/ Frances Mathis

Name of Witness: Frances R. Mathis

Address: [Address]

Executed and delivered as a deed by                 Signed: /s/ Andrew Weissert
AXIS Reinsurance Company
Acting by a director    Name: Andrew Weissert

Title:    Director

In the presence of
Signature of Witness: /s/ Frances Mathis

Name of Witness: Frances R. Mathis

Address: [Address]

WE HEREBY CONFIRM OUR ACCEPTANCE ON BEHALF OF THE BANK:

For and on behalf of
Citibank Europe Plc

By:    /s/ Niall Tuckey

Name: Niall Tuckey

Title: Director